INCOME (LOSS) PER COMMON SHARE	12 Months Ended
Dec. 31, 2022
INCOME (LOSS) PER COMMON SHARE
INCOME (LOSS) PER COMMON SHARE

NOTE 16– INCOME (LOSS) PER COMMON SHARE

The calculation of earnings (loss) per share for the years ended December 31, 2022 and 2021 was as follows:

	December 31, 2022	December 31, 2021
Numerator:
Net loss	$(107,741,965)	$(169,675,169)
Less preferred dividends	-	(84,156,455)
Net loss attributable to common stockholders	$(107,741,965)	$(253,831,624)
Denominator
Weighted average share – basic	9,650,178	2,481,545
Dilutive effect of common stock equivalents options/warrants	—	—
Preferred C shares	—	—
Denominator
Total Weighted average common shares – diluted	9,650,178	2,481,545

Income (loss) per common share - basic	$(11.16)	$(102.29)
Income (loss) per common share - diluted	$(11.16)	$(102.29)